UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ⌧	Filed by a Party other than the Registrant □
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□	Preliminary Proxy Statement
□	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
□	Definitive Proxy Statement
⌧	Definitive Additional Materials
□	Soliciting Material under §240.14a-12
CoreWeave, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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□	Fee paid previously with preliminary materials.
□	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! COREWEAVE, INC. ATTN: INVESTOR RELATIONS 290 W MT. PLEASANT AVE., SUITE 4100 LIVINGSTON, NJ 07039 COREWEAVE, INC. 2026 Annual Meeting of Stockholders Vote by June 7, 2026 11:59 p.m. ET You invested in COREWEAVE, INC. and now it is time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2026 Annual Meeting of Stockholders to be held on June 8, 2026 at 4:00 p.m. ET. Vote Virtually at the Meeting* June 8, 2026 4:00 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CRWV2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91673-P50345 Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2026. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your 16-digit control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V91674-P50345 1. Election of Class I Director 1a. Michael Intrator For 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026. For 3. To vote on a non-binding advisory basis to approve the compensation of our named executive officers. For 4. To vote on a non-binding advisory basis on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers. 1 Year NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.